UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On February 15, 2019, Brooks Automation, Inc. (the “Company”), and its subsidiaries, BioStorage Technologies, Inc., Genewiz, Inc. and Genewiz, LLC, entered into that certain Amendment No. 2 (the “Amendment”) to that certain Credit Agreement, dated as of October 4, 2017 (as amended, the “Credit Agreement”), among the Company, the several lenders party thereto from time to time (the “Lenders”), and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders, in connection with the loan syndication of the previously announced $350,000,000 incremental term loan obtained by the Company under the Credit Agreement on November 15, 2018.

Under the Amendment, on and after February 15, 2019, the Applicable Margin (as defined in the Credit Agreement) relating to the interest rate applicable to any 2018 Incremental Term B Loan under the Credit Agreement constituting a Eurodollar Loan under the Credit Agreement was changed to 3.00% per annum, and the Applicable Margin relating to the interest rate applicable to any 2018 Incremental Term B Loan under the Credit Agreement constituting an ABR Loan under the Credit Agreement was changed to 2.00% per annum.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full terms and conditions of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  All capitalized terms not defined herein shall have the meanings given to such terms in the Amendment or in the Credit Agreement, as applicable.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

0

EXHIBIT NUMBER	DESCRIPTION

10.1

Amendment No. 2, dated as of February 15, 2019, to that certain Credit Agreement, dated as of October 4, 2017, among Brooks Automation, Inc., the several lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/
BROOKS AUTOMATION, INC.

Date: February 22, 2019	/s/ Jason W. Joseph
Jason W. Joseph
Senior Vice President, General Counsel and Secretary